SUPPLEMENT dated September 18, 2025

to the PROSPECTUS

and STATEMENT OF ADDITIONAL INFORMATION

dated May 1, 2025
of

Value Line Core Bond Fund
Value Line Asset Allocation Fund, Inc.
Value Line Capital Appreciation Fund, Inc.
Value Line Select Growth Fund, Inc.
Value Line Small Cap Opportunities Fund, Inc.
Value Line Larger Companies Focused Fund, Inc.
Value Line Mid Cap Focused Fund, Inc.
(each, a “Fund”)

The Prospectus and Statement of Additional Information dated May 1, 2025 are hereby revised as follows with immediate effect:

1.	The “Principal investment strategies of the Fund” section in the Prospectus of Value Line Asset Allocation Fund, Inc. and Value Line Capital Appreciation Fund, Inc. is revised to add the following sentence:

The Fund may also gain some of its exposure to debt securities through investment in exchange-traded funds (“ETFs”) and other investment companies investing in debt instruments.

2.	The “Principal risks of investing in the Fund” section in the Prospectus of Value Line Asset Allocation Fund, Inc. and Value Line Capital Appreciation Fund, Inc. is revised to add the following risk factor:

■      Investment Company Risk. If the Fund invests in shares of another investment company, including an ETF, shareholders will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund also will incur brokerage costs when it purchases ETFs.

3.	The “ADDITIONAL INFORMATION REGARDING PRINCIPAL RISKS” section in the Prospectus of Value Line Asset Allocation Fund, Inc. and Value Line Capital Appreciation Fund, Inc. is revised to add the following risk factor:

■      Investment Company Risk. If the Fund invests in shares of another investment company, including an ETF, shareholders will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund also will incur brokerage costs when it purchases ETFs. When the Fund invests in passively managed ETFs, the objective of the ETF is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed fund, such as the Fund, would not do so. Furthermore, investments in other funds could affect the timing, amount, and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.

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4.	In the “Non-Principal Investment Strategies and Associated Risks” section of the Statement of Additional Information, the risk factor in “ETFs and Other Investment Companies” is deleted and replaced with the following risk factor for all the Funds:

ETFs and Other Investment Companies. The Funds may invest in ETFs or other investment companies to quickly or efficiently gain exposure to an asset class or a broad index of securities in lieu of investing directly in such securities. The Funds may also invest temporary cash balances and/or cash collateral received from securities lending arrangements in other investment companies to seek to generate income in excess of that available on other investments. When a Fund invests in another investment company, including an ETF, the Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. These fees and expenses are in addition to, and may be duplicative of, the Fund’s direct fees and expenses. The Fund has no control over the investment decisions made by other investment companies. If the investment company is buying (or selling) a security of the same issuer whose securities are being sold (or bought) by the Fund, the result of this would be an indirect expense to the Fund without accomplishing any investment purpose. ETFs are subject to additional risks such as the fact that their shares may trade at a market price above or below their net asset values, that an active market may not develop, or that trading in an ETF’s shares may be halted if the listing exchange officials deem such action appropriate. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

5.	The following information is provided with respect to Value Line Core Bond Fund:

The Trustees of the Fund have approved, and recommend that shareholders approve, the liquidation and subsequent termination of the Fund pursuant to a Plan of Liquidation and Termination (the “Plan”). The Trustees will soon begin soliciting proxies for a Special Meeting of Shareholders of the Fund, scheduled to be held on November 14, 2025, to vote on the Plan (the “Meeting”).

In anticipation of the potential liquidation, no new shareholders will be eligible to invest in the Fund as of the date of this Supplement through the date of the Meeting and, if liquidation is approved, through the Fund’s termination. In connection with winding up the Fund’s affairs and liquidating all of its assets, the Fund may depart from its stated investment objective and policies and may hold a significant portion of its total assets in cash, U.S. Government securities and other short-term debt instruments.

If approved, the Fund’s payment of liquidating distributions to shareholders is expected to occur shortly after the Meeting, likely by the end of November 2025. Please contact 1-800-243-2729 (toll-free) or your broker for more information.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

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